UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

May 31, 2007

Date of report (Date of earliest event reported)

VCG HOLDING CORP.

(Exact Name of Registrant as Specified in its Charter)

Colorado	001-32208	84-1157022
(State of Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification)

390 UNION BLVD, SUITE 540, LAKEWOOD, CO 80228

(Address of principal executive offices, including zip code)

(303) 934-2424

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

1. Item 2.01    Completion of Acquisition or Disposition of Assets

This Current Report on Form 8-K/A of VCG Holding Corp., a Colorado corporation (the “Company”) constitutes Amendment No. 2 to the Company’s Current Report on Form 8-K (the “Original 8-K”) which was filed with the Securities and Exchange Commission on May 31, 2007 in connection with a certain acquisition by the Company. The Original 8-K did not include the financial statements and pro forma financial information of the business acquired. This Amendment No. 2 is filed to provide the financial statements of business acquired required by Item 9.01(a) and pro forma financial information required by Item 9.01(b) of the Form 8-K.

Section 9—Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Filed herewith.

(b)	Pro forma financial information.

Filed herewith.

2

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VCG HOLDING CORP.

Date: August 13, 2007	By:	/s/ Donald W. Prosser
	Name: Title:	Donald W. Prosser Assistant Chief Financial and Chief Accounting Officer

3

Item 9.01(a)

Classic Affairs, Inc.

Financial Statements

For the years ended December 31, 2004, 2005, 2006 and the period

January 1, 2007 through May 30, 2007 (unaudited)

with

Independent Registered Public Accounting Firm Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders

Classic Affairs, Inc.

Minneapolis, Minnesota

We have audited the accompanying balance sheets of Classic Affairs, Inc. at December 31, 2004, 2005 and 2006 and the related statements of operations, stockholder’s equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of Classic Affairs, Inc. at December 31, 2004, 2005 and 2006, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Denver, Colorado

August 13, 2007	CAUSEY DEMGEN & MOORE INC.

Classic Affairs, Inc.

Balance Sheets

	December 31,			(unaudited) May 30, 2007
	2004	2005	2006
Assets
Current Assets
Cash & cash equivalents	$1,827,639	$661,909	$821,482	$645,855
Other receivables	35,559	69,597	47,202	39,769
Prepaid expenses	72,132	59,678	13,631	—
Inventories	27,868	20,426	49,214	28,163

Total Current Assets	1,963,198	811,610	931,529	713,787

Property and Equipment
Furniture and equipment	1,742,253	1,784,688	1,820,231	1,867,774
Leasehold improvements	189,164	189,164	204,396	204,396
Less accumulated depreciation and amortization	(1,638,160)	(1,719,677)	(1,776,605)	(1,790,260)

Net property and equipment	293,257	254,175	248,022	281,910

Other Assets
Deposits	105,575	3,000	—	—
Accounts receivable related party	—	850,000	—	—

Total Other Assets	105,575	853,000	—	—

Total Assets	$2,362,030	$1,918,785	$1,179,551	$995,697

Liabilities and Stockholder’s Equity
Current Liabilities
Accounts payable - trade	$53,839	$9,387	$28,346	$—
Accrued expenses	58,633	41,691	31,445	100,000

Total current liabilities	112,472	51,078	59,791	100,000

Stockholder’s Equity
Common Stock $0.10 par value;
1,000,000 shares authorized and 500 shares outstanding	50	50	50	50
Additional paid-in capital	26,167	26,167	26,167	26,167
Retained earnings	2,223,341	1,841,490	1,093,543	869,480

Total stockholder’s equity	2,249,558	1,867,707	1,119,760	895,697

Total Liabilities and Stockholder’s Equity	$2,362,030	$1,918,785	$1,179,551	$995,697

See notes to financial statements

Classic Affairs, Inc.

Statements of Operations

	For the years ended December,			(unaudited) For the period January 1 through May 30, 2007
	2004	2005	2006
Revenues
Sales of alcoholic beverages	$2,196,235	$1,986,567	$1,999,256	$599,962
Sales of merchandise and food	544,326	354,370	311,777	120,209
Service revenue	2,724,734	2,459,736	2,607,714	742,232
Other	168,677	173,745	190,487	59,316

Total Revenue	5,633,972	4,974,418	5,109,234	1,521,719

Operating Expenses
Cost of goods sold	570,592	414,755	463,752	145,768
Salaries and wages	1,407,939	1,296,720	1,535,321	437,091
Management fee	127,411	125,008	—	118,443
Other general and administrative
Taxes and permits	292,927	279,775	287,021	105,458
Charge card and bank fees	112,779	95,756	96,959	25,553
Rent	446,980	414,073	419,762	139,867
Legal and professional	56,820	46,771	14,265	44,169
Advertising and marketing	117,766	143,336	201,506	47,706
Other	363,092	385,258	433,214	168,326
Depreciation and amortization	81,720	81,873	56,810	13,685

Total Operating Expenses	3,578,026	3,283,325	3,508,610	1,246,066

Income from operations	2,055,946	1,691,093	1,600,624	275,653

Other income (expenses)
Interest income	157	2,056	1,429	284

Total Other Income (Expenses)	157	2,056	1,429	284

Net income	$2,056,103	$1,693,149	$1,602,053	$275,937

See notes to financial statements

Classic Affairs, Inc.

Statement of Stockholder’s Equity

For the years ended December 31, 2004, 2005, 2006 and the period ended May 30, 2007 (unaudited)

	Common Stock		Additional Paid-in Capital	Retained Earnings	Total Stockholder’s Equity
	Shares	Amount
Balance, December 31, 2003	500	$50	$26,167	$1,667,238	$1,693,455
Distribution				(1,500,000)	(1,500,000)
Net income				2,056,103	2,056,103

Balance, December 31, 2004	500	$50	$26,167	$2,223,341	$2,249,558
Distribution				(2,075,000)	(2,075,000)
Net income				1,693,149	1,693,149

Balance, December 31, 2005	500	$50	$26,167	$1,841,490	$1,867,707
Distribution				(2,350,000)	(2,350,000)
Net income				1,602,053	1,602,053

Balance, December 31, 2006	500	$50	$26,167	$1,093,543	$1,119,760
Distribution				(500,000)	(500,000)
Net income				275,937	275,937

Balance, May 30, 2007	500	$50	$26,167	$869,480	$895,697

See notes to financial statements

Classic Affairs, Inc.

Statements of Cash Flows

	For the years ended, December 31,			(unaudited) For the period January through May 30, 2007
	2004	2005	2006
Net income	$2,056,103	$1,693,149	$1,602,053	$275,937
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	81,720	81,873	56,810	13,685
(Increase) decrease in other receivables	(23,017)	(34,038)	22,395	7,433
(Increase) decrease in inventory	17,519	7,442	(28,788)	21,051
(Increase) decrease in prepaid expenses	3,879	12,454	46,047	13,631
Increase (decrease) in trade accounts payable	(12,912)	(44,452)	18,959	(28,346)
Increase (decrease) in accrued expenses	30,813	(16,942)	(10,246)	68,555

Net cash provided by operating activities	2,154,105	1,699,486	1,707,230	371,946

Investing Activities
Purchases of equipment and leasehold improvements	(30,576)	(42,791)	(50,657)	(47,543)

Net cash used by investing activities	(30,576)	(42,791)	(50,657)	(47,543)

Financing Activities
Deposits	—	102,575	3,000	—
(Advances) payments of accounts receivable related party	500,000	(850,000)	850,000	—
Distribution	(1,500,000)	(2,075,000)	(2,350,000)	(500,000)

Net cash used by financing activities	(1,000,000)	(2,822,425)	(1,497,000)	(500,000)

Net increase (decrease) in cash	1,123,529	(1,165,730)	159,573	(175,597)
Cash beginning of year	704,110	1,827,639	661,909	821,482

Cash end of year	$1,827,639	$661,909	$821,482	$645,885

See notes to financial statements

Classic Affairs, Inc.

Notes to Financial Statements

December 31, 2004, 2005, and 2006

For the period January 1, 2007 through May 30, 2007 (unaudited)

1)	Organization

The Company formed as a Minnesota corporation in January 1987. The Company is in the business of owning and operating a nightclub which provides premium quality live adult entertainment, restaurant and beverage services in an up-scale environment to affluent patrons. The Company operates the nightclub in Minneapolis, North Minnesota.

The Company has selected December 31 as its year end.

2)	Summary of Accounting Policies

Use of Estimates in the Preparation of Financial Statements

Preparation of the Company’s financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents.

Inventories

Inventories, consisting principally of liquor and food products, are stated at the lower of cost or market (first-in, first-out method).

Property and Equipment

Property and equipment are stated at cost. Cost of property renovations or improvements are capitalized; costs of property maintenance and repairs are charged against operations as incurred. Depreciation and amortization is computed using the straight-line method over the estimated useful lives of the individual assets, as follows;

Leasehold improvements	35 years
Furniture and equipment	5-7 years

Classic Affairs, Inc.

Notes to Financial Statements (Continued)

December 31, 2004, 2005, and 2006

For the period January 1, 2007 through May 30, 2007 (unaudited)

2)	Summary of Accounting Policies (Continued)

Revenue Recognition

The Company recognizes all revenues at point-of-sale upon receipt of cash, check or charge card sale.

Income Taxes

The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay federal corporate income taxes on its taxable income. Instead, the stockholders are liable for individual federal and state income taxes on their respective shares of the Company’s taxable income.

Concentrations of Credit Risk

Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents. The Company’s excess cash is deposited in liquid low-risk interest bearing accounts within high quality national financial institutions. At December 31, 2006, 2005 and 2004 and at various times during the years, the balance at both of the financial institutions exceeded the FDIC limits.

Advertising and Marketing

The advertising and marketing costs are expenses as incurred.

Fair Value of Financial Instruments

Financial instruments consist of cash and cash equivalents, accounts receivable and payable, and debt. The carrying values of cash and cash equivalents and accounts receivable and payable approximate fair value. The Company believes the fair values would not be materially different due to the instruments’ interest rates approximating market rates for similar borrowings at December 31, 2006, 2005 and 2004.

3)	Commitments

The Company had leases on the facility that expired December 1998 and has been extended on one year extension each year since for the same term as the expired lease. The lease is with a related party (note 4). The lease is triple net and has a minimum payment of $333,000 per year plus 8 percent of the gross revenue in excess of $2,500,000 per year. The rent is calculated and paid on a monthly basis.

Classic Affairs, Inc.

Notes to Financial Statements (Continued)

December 31, 2004, 2005, and 2006

For the period January 1, 2007 through May 30, 2007 (unaudited)

4)	Related party transactions

Rent

The building lease (note 3) is with a company controlled by the president of the Company and owned by his wife. The following table summarizes the payments made under the lease for the years ended December 31, 2004, 2005 and 2006:

	Base Rent	Percentage Rent	Total Rent
December 31, 2004	$333,000	$113,980	$446,980
December 31, 2005	$333,000	$81,073	$414,073
December 31, 2006	$333,000	$86,762	$419,762
May 30, 2007	$138,750	$1,117	$139,867

Accounts Receivable Related Party

The accounts receivable related party is to the President of the Company. The President of the Company took an advance of cash from the Company of $850,000 in 2005. The account was paid as part of the profit distribution in 2006.

Management Fee

A management fee was paid to a related party of $127,411 for 2004, $125,008 for 2005, $-0- for 2006 and $18,443 for 2007.

5)	Subsequent Event

The Common Stock of Company was sold to VCG Holding Corp. on May 30, 2007 for $7,000,000. The Building being leased was also sold to an affiliate of VCG Holding Corp. and the Company entered into a twenty year lease for the property on June 29, 2007.

Item 9.01(b)

VCG Holding Corp

Unaudited Pro Forma Combined Information

Introduction

Effective May 30, 2007, the Company acquired the assets of Classic Affairs, Inc. a Minnesota corporation. The acquisition of Classic Affairs, Inc. is being accounted for by the purchase method of accounting; therefore the operations have been included in the accompanying statements of operations since the date of acquisition. The assets are being held in VCG MN, Inc. a wholly owned subsidiary of the Company, and operations are included as Classic Affairs, Inc. a wholly owned subsidiary of VCG MN, Inc. Under purchase accounting, the purchase price was allocated to the assets acquired based on their fair values. Consideration for the purchase was $7,130,000.

The unaudited pro forma combined financial statements do not purport to be indicative of the results that would actually have been obtained if the combinations had been in effect on the dates indicated, or that may be obtained in the future combined financial statements should be read in conjunction with the historical consolidated financial statements of VCG Holding Corp., together with the related notes thereto.

VCG Holding Corp.

Unaudited Pro Forma Statements of Income

For the three months ended March 31, 2007

	As reported	One Month January 31, 2007 RCC, LP	One Month January 31, 2007 Cardinal Management Partnership, LP	Two Months February 28, 2007 MRC, LP	Two Months February 28, 2007 IRC, LP	Three Months March 31, 2007 Regale, Inc.	Three Months March 31, 2007 Classic Affairs, Inc.		Pro Forma Adjustments	Pro Forma
Revenues
Sales of Alcoholic beverages	$3,160,258	$63,151	$56,468	$246,608	$380,960	$519,514	$357,421			$4,784,380
Sales of food and merchandise	357,617	198	42	789	3,688	202,013	68,525			632,872
Service revenue	1,738,880	40,607	36,240	155,418	195,470	700,681	435,206			3,302,502
Other	1,130,641	7,089	4,002	58,277	109,123	105,924	35,271	a	(33,541)	1,416,786

Total Revenue	6,387,396	111,045	96,752	461,092	689,241	1,528,132	896,423			10,136,540

Operating Expenses
Cost of goods sold	883,616	10,637	14,280	35,229	54,548	266,491	84,920			1,349,721
Salaries and wages	1,374,566	39,201	41,328	108,408	148,928	310,151	246,164	a,c&d	(221,550)	2,047,196
License fees	—	—	—	—	—	60,750	7,904	c & d	(68,654)	—
Other general and administrative
Taxes and permits	249,645	5,314	6,286	12,905	18,434	49,159	64,761	c & d	(16,974)	389,530
Charge card and bank fees	65,691	767	555	1,625	4,843	13,170	13,619			100,270
Rent	539,145	11,396	6,783	107,364	210,026	28,500	84,367	c & d	38,633	1,026,214
Legal and professional	147,629	2,613	4,113	5,529	9,541	10,529	25,784	a	(3,846)	201,892
Advertising and marketing	257,383	4,030	4,210	16,525	27,137	59,933	35,358			404,576
Other	1,235,481	21,850	26,860	63,597	83,447	160,308	103,753	c & d	5,287	1,700,583
Depreciation & amortization	221,745	583	1,349	4,449	26,591	37,535	3,997			296,249

Total Operating Expenses	4,974,901	96,391	105,764	355,631	583,495	996,526	670,627			7,516,231

Income from operations	1,412,495	14,654	(9,012)	105,461	105,746	531,606	225,796			2,620,309

Other income (expenses)
Interest expense	(536,672)	—	—	—	(7,227)	—	—			(543,899)
Interest income	147,789	20	17	69	94	514	93			148,596
Gain on sale of assets	179,189	—	—	—	—	—	—			179,189
Unrealized gain on sale of marketable securities	8,381	—	—	—	—	—	—			8,381

Total Other Income (Expenses)	(201,313)	20	17	69	(7,133)	514	93			(207,733)

Net income from continuing operations before income taxes	1,211,182	14,674	(8,995)	105,530	98,613	532,120	225,889			2,412,576

Income tax expense—current	—	—	—	—	—	—	—	e	210,250	210,250
Income tax expense—deferred	150,000	—	—	—	—	—	—	f	74,750	224,750

Total income taxes	150,000	—	—	—	—	—	—			435,000

Minority interest	(33,244)	—	—	—	—	—	—	b	(10,093)	(43,337)

Income from continuing operations	1,027,938	14,674	(8,995)	105,530	98,613	532,120	225,889			1,934,239

Discontinued operations
Loss from operations of discontinued components	(15,085)	—	—	—	—	—	—			(15,085)
Income taxes	—	—	—	—	—	—	—			—

Loss from discontinued operations	(15,085)	—	—	—	—	—	—			(15,085)

Net income	1,012,853	14,674	(8,995)	105,530	98,613	532,120	225,889			1,919,154

Preferred stock dividends	—	—	—	—	—	—	—			—

Net income applicable to common shareholders	$1,012,853	$14,674	$(8,995)	$105,530	$98,613	$532,120	$225,889			$1,919,154

Income (loss) from continuing operations	$0.07									$0.13
Income (loss) from discontinued operations	$(0.00)									$(0.00)
Preferred stock dividends	$—									$—

Net income (loss) applicable to common shareholders	$0.07									$0.13

Weighted average shares outstanding	14,606,729									14,640,582

VCG Holding Corp

Notes to Unaudited Pro Forma Combined Information

For the Three Months Ended March 31, 2007

The unaudited pro forma combined financial information gives effect to the following:

The unaudited pro forma combined financial information reflects the following adjustments:

(a)	To eliminate the intercompany charges related to the acquired entities that are carried on the books of International Entertainment Consultants, Inc. (wholly owned subsidiary of VCG) as management fee income and carried as expenses on the books of the acquired entities:

Cardinal Management Partnership, LP	$17,199
RCC, LP	16,342

$33,541

(b)	To include the minority expense for minority interests of the acquired entities not purchased by VCG:

Cardinal Management Partnership, LP	$(1,529)
RCC, LP	1,761
IRC, LP	9,861

$10,093

(c)	To include adjustments for the acquisition of Regale, Inc. The adjustments are as follows:

• Fees paid for name use	$(60,750)
• Salary for owner	(154,651)
• Payroll taxes for owner	(11,831)
• Rent adjustment	48,000
• Corporate management	26,250
• Interest expense	(51,873)

Total reduction in expenses	$(204,855)

(d)	To include adjustments for the acquisition of Classic Affairs, Inc. The adjustments are as follows:

• Management fees paid	$(7,904)
• Salary & expenses for outside manager	(67,232)
• Payroll taxes for outside manager	(5,143)
• Rent adjustment	(9,367)
• Corporate management	9,065

Total reduction in expenses	$(80,581)

(e)	To include income taxes:

Regale, Inc.	$135,000
Classic Affairs, Inc.	75,250

Total income taxes	$210,250

(f)	To include deferred income taxes:

Regale, Inc.	$45,000
Classic Affairs, Inc.	29,750

Total deferred income taxes	$74,750

VCG Holding Corp.

Unaudited Pro Forma Statements of Income

For the year ended December 31, 2006

	As reported	Consolidated Restaurants Limited, LLC	Denver Restaurant Concepts, LP	Kentucky Restaurant Concepts, Inc. & Affiliate	RCC, LP	Cardinal Management Partnership, LP	MRC, LP	IRC, LP	Regale, Inc.	Classic Affairs, Inc.		Pro Forma Adjustments	Pro Forma
Revenues
Sales of Alcoholic beverages	$6,849,528	$649,910	$1,943,423	$752,444	$926,184	$856,686	$1,551,091	$2,573,965	$2,159,082	$1,999,256			$20,261,569
Sales of food and merchandise	945,340	66,079	89,960	281,599	1,393	1,675	6,009	31,205	856,847	311,777			2,591,884
Service revenue	3,618,038	311,900	922,522	860,822	559,850	588,193	1,013,833	1,235,033	3,181,905	2,607,714			14,899,810
Other	4,701,675	23,760	201,551	911,074	97,186	63,561	317,750	734,942	246,990	190,487	b	(2,324,388)	5,164,588

Total Revenue	16,114,581	1,051,649	3,157,456	2,805,939	1,584,613	1,510,115	2,888,683	4,575,145	6,444,824	5,109,234			42,917,851

Operating Expenses
Cost of goods sold	2,259,896	228,061	379,125	196,301	162,372	175,746	229,222	408,533	1,020,638	463,752			5,523,646
Salaries and wages	4,730,095	283,773	660,730	458,868	486,441	518,677	698,083	953,019	1,187,903	1,535,321	b,f&g	(2,682,283)	8,830,627
License fees	—	—	—	—	—	—	—	—	245,000	—	f	(245,000)	—
Other general and administrative
Taxes and permits	347,531	40,191	42,714	45,633	61,536	72,676	66,345	101,641	183,690	287,021	f&g	(55,758)	1,193,220
Charge card and bank fees	228,765	11,267	18,241	17,820	8,505	6,640	14,915	55,805	57,507	96,959			516,424
Rent	832,240	101,564	194,400	107,860	159,412	105,345	687,528	1,424,236	111,600	419,762	f&g	74,238	4,218,185
Legal and professional	403,220	11,623	50,817	81,532	30,719	52,760	103,175	40,867	131,482	14,265	b	(146,277)	774,183
Advertising and marketing	471,703	63,549	88,229	124,810	57,860	55,875	119,228	185,705	291,847	201,506			1,660,312
Other	2,899,999	186,810	484,156	996,565	256,029	297,818	410,628	547,595	623,494	433,214	b&g	(212,863)	6,923,445
Depreciation & amortization	664,399	22,950	53,344	20,285	7,176	14,586	25,340	177,102	150,139	56,810			1,192,131

Total Operating Expenses	12,837,848	949,788	1,971,756	2,049,674	1,230,050	1,300,123	2,354,464	3,894,503	4,003,300	3,508,610			30,832,173

Income from operations	3,276,733	101,861	1,185,700	756,265	354,563	209,992	534,219	680,642	2,441,524	1,600,624			12,085,678

Other income (expenses)
Interest expense	(1,494,658)	(17,639)	—	(43)	—	—	—	(48,502)	(91,762)	—	a & f	(1,049,738)	(2,702,342)
Interest income	17,638	—	395	253	124	161	161	231	2,804	1,429			23,196
Gain on sale of assets	44,184		—	7,253	—	—	—	—	(10,555)	—			40,882
Gain on sale of marketable securities	328	—	—	—	—	—	—	—	—	—			328
Bad debt on uncollectable note receivable	(24,538)	—	—	—	—	—	—	—	—	—			(24,538)

Total Other Income (Expenses)	(1,457,046)	(17,639)	395	7,463	124	161	161	(48,271)	(99,513)	1,429			(2,662,474)

Net income from continuing operations before income taxes	1,819,687	84,222	1,186,095	763,728	354,687	210,153	534,380	632,371	2,342,011	1,602,053			9,423,204

Income tax expense - current	—	—		52,245	—	—	—	—	—	—	d	1,410,855	1,463,100
Income tax expense - deferred	200,000	—	—	—	—	—	—	—	—	—	e	567,000	767,000

Total income taxes	200,000	—	—	52,245	—	—	—	—	—	—			2,230,100

Minority interest	(99,324)	—	—	—	—	—	—	—	—	—	c	(227,323)	(326,647)

Income from continuing operations	1,520,363	84,222	1,186,095	711,483	354,687	210,153	534,380	632,371	2,342,011	1,602,053			6,866,457

Discontinued operations
Loss from operations of discontinued components	(404,687)	—	—	—	—	—	—	—	—	—			(404,687)
Income taxes	—	—	—	—	—	—	—	—	—	—			—

Loss from discontinued operations	(404,687)	—	—	—	—	—	—	—	—	—			(404,687)

Net income	1,115,676	84,222	1,186,095	711,483	354,687	210,153	534,380	632,371	2,342,011	1,602,053			6,461,770

Preferred stock dividends	(878,843)	—	—	—	—	—	—	—	—	—			(878,843)

Net income applicable to common shareholders	$236,833	$84,222	$1,186,095	$711,483	$354,687	$210,153	$534,380	$632,371	$2,342,011	$1,602,053			$5,582,927

Income (loss) from continuing operations	$0.17												$0.52
Income (loss) from discontinued operations	$(0.04)												$(0.03)
Preferred stock dividends	$(0.10)												$(0.07)

Net income (loss) applicable to common shareholders	$0.03												$0.42

Weighted average shares outstanding	9,128,985												13,251,055

VCG Holding Corp

Notes to Unaudited Pro Forma Combined Information

For the Year Ended December 31, 2006

The unaudited pro forma combined financial information gives effect to the following:

The unaudited pro forma combined financial information reflects the following adjustments:

(a)	To add the difference in interest expense for the acquisition loans as follows:

Consolidated Restaurants Limited, LLC	$66,392
Denver Restaurant Concepts, LP	446,108
MRC, LP	272,000
IRC, LP	357,000

$1,141,500

(b)	To eliminate the intercompany charges related to the acquired entities that are carried on the books of International Entertainment Consultants, Inc. (wholly owned subsidiary of VCG) as management fee income and carried as expenses on the books of the acquired entities:

Denver Restaurant Concepts, LP	$466,863
Kentucky Restaurant Concepts, Inc.	338,399
RCC, LP	332,865
Cardinal Management Partnership, LP	315,765
MRC, LP	416,197
IRC, LP	454,299

$2,324,388

(c)	To include the minority expense for minority interests of the acquired entities not purchased by VCG:

Denver Restaurant Concepts, LP	$83,027
RCC, LP	45,256
Cardinal Management Partnership, LP	35,726
IRC, LP	63,214

$227,323

(d)	To include income taxes:

Kentucky Restaurant Concepts, Inc.	$117,255
RCC, LP	74,400
Cardinal Management Partnership, LP	47,500
MRC, LP	14,700
IRC, LP	12,000
Regale, Inc.	615,000
Classic Affairs, Inc.	530,000

$1,410,855

(e)	To include deferred income taxes:

Kentucky Restaurant Concepts, Inc.	$90,500
RCC, LP	30,600
Cardinal Management Partnership, LP	11,800
MRC, LP	74,500
IRC, LP	60,000
Regale, Inc.	181,000
Classic Affairs, Inc.	119,000

$567,400

(f)	To include adjustments for the acquisition of Regale, Inc. The adjustments are as follows:

• Fees paid for name use	$(245,000)
• Salary for owner	(651,390)
• Payroll taxes for owner	(40,695)
• Rent adjustment	194,000
• Interest expense	(91,762)
• Corporate management	106,250

Total reduction in expenses	$(728,597)

(g)	To include adjustments for the acquisition of Classic Affairs, Inc. The adjustments are as follows:

• Marketing manager fees paid	$(65,900)
• Salary & expenses for outside manager	(142,245)
• Payroll taxes for outside manager	(15,063)
• Rent adjustment	(119,762)
• Corporate management	36,250

Total reduction in expenses	$(306,720)

VCG Holding Corp.

Unaudited Pro Forma Statements of Income

For the year ended December 31, 2005

	As reported	Consolidated Restaurants Limited, LLC	Denver Restaurant Concepts, LP	Kentucky Restaurant Concepts, Inc. & Affiliate	RCC, LP	Cardinal Management Partnership, LP	MRC, LP	IRC, LP	Regale, Inc.	Classic Affairs, Inc.		Pro Forma Adjustments	Pro Forma
Revenues
Sales of Alcoholic beverages	$6,125,913	$673,888	$1,731,046	$766,064	$777,768	$866,671	$1,578,809	$2,859,559	$2,096,474	$1,986,567			$19,462,759
Sales of food and merchandise	1,114,391	71,046	54,369	260,301	1,882	1,328	5,227	30,263	820,452	354,370			2,713,629
Service revenue	3,545,049	260,869	940,496	820,961	538,209	536,785	1,061,680	1,499,564	3,157,953	2,459,736			14,821,302
Other	5,068,800	41,989	184,662	807,937	84,179	51,224	289,165	767,489	243,287	173,745	b	(2,333,902)	5,378,575

Total Revenue	15,854,153	1,047,792	2,910,573	2,655,263	1,402,038	1,456,008	2,934,881	5,156,875	6,318,166	4,974,418			42,376,265

Operating Expenses
Cost of goods sold	2,016,753	276,628	316,171	183,689	130,271	150,931	220,155	403,241	968,312	414,755			5,080,906
Salaries and wages	5,827,683	262,513	643,531	449,347	505,789	514,500	710,643	969,794	1,188,537	1,296,720	b,f&g	(2,615,478)	9,753,579
License fees	—	—	—	—	—	—	—	—	248,750	125,008	f&g	(373,758)	—
Other general and administrative
Taxes and permits	245,107	55,633	42,793	48,327	63,426	71,280	73,545	99,022	161,426	279,775	f&g	(48,865)	1,091,469
Charge card and bank fees	219,249	7,344	14,269	15,189	7,035	5,722	19,209	62,149	50,997	95,756			496,919
Rent	865,039	122,327	191,400	109,800	142,656	101,806	688,075	1,521,462	111,600	414,073	f&g	79,927	4,348,165
Legal and professional	576,989	63,639	35,940	117,073	30,245	54,470	50,371	53,519	72,522	46,771	b	(145,150)	956,389
Advertising and marketing	547,756	70,780	125,539	122,581	57,966	58,800	132,864	239,044	286,326	143,336			1,784,992
Other	2,891,441	240,609	461,922	941,260	265,579	301,382	412,311	721,641	542,736	385,258	b&g	(199,298)	6,964,841
Depreciation & amortization	639,955	27,830	43,741	19,938	7,782	9,977	27,530	132,722	177,999	81,873			1,169,347

Total Operating Expenses	13,829,972	1,127,303	1,875,306	2,007,204	1,210,749	1,268,868	2,334,703	4,202,594	3,809,205	3,283,325			31,646,607

Income (loss) from operations	2,024,181	(79,511)	1,035,267	648,059	191,289	187,140	600,178	954,281	2,508,961	1,691,093			10,729,658

Other income (expenses)
Interest expense	(1,347,951)	(23,608)	—	—	—	—	(1,026)	(41,155)	(74,771)	—	a & f	(1,066,729)	(2,555,240)
Interest income	68,534	—	290	—	188	137	78	—	3,020	2,056			74,303
Gain on sale of assets	1,300	—	—	6,604	—	—	—	(637)	—	—			7,267
Gain on sale of marketable securities	1,265	—	—	—	—	—	—	—	—	—			1,265
Bad debt on uncollectable note receivable	—	—	—	—	—	—	—	—	—	—			—

Total Other Income (Expenses)	(1,276,852)	(23,608)	290	6,604	188	137	(948)	(41,792)	(71,751)	2,056			(2,472,405)

Net income (loss) from continuing operations before income taxes	747,329	(103,119)	1,035,557	654,663	191,477	187,277	599,230	912,489	2,437,210	1,693,149			8,257,253
Income tax expense—current	—	—	—	—	—	—	—	—	—	—	d	1,566,900	1,566,900
Income tax expense—deferred	—	—	—	—	—	—	—	—	—	—	e	567,400	567,400

Total income taxes	—	—	—	—	—	—	—	—	—	—			2,134,300

Minority interest	(28,969)	—	—	—	—	—	—	—	—	—	c	(218,544)	(247,513)

Income from continuing operations	718,360	(103,119)	1,035,557	654,663	191,477	187,277	599,230	912,489	2,437,210	1,693,149			5,875,440

Discontinued operations
Loss from operations of discontinued components	(303,881)	—	—	—	—	—	—	—	—	—			(303,881)
Income taxes	—	—	—	—	—	—	—	—	—	—			—

Loss from discontinued operations	(303,881)	—	—	—	—	—	—	—	—	—			(303,881)

Net income (loss)	414,479	(103,119)	1,035,557	654,663	191,477	187,277	599,230	912,489	2,437,210	1,693,149			5,571,559

Preferred stock dividends	(1,685,730)	—	—	—	—	—	—	—	—	—			(1,685,730)

Net income (loss) applicable to common shareholders	$(1,271,251)	$(103,119)	$1,035,557	$654,663	$191,477	$187,277	$599,230	$912,489	$2,437,210	$1,693,149			$3,885,829

Income (loss) from continuing operations	$0.09												$0.47
Income (loss) from discontinued operations	$(0.04)												$(0.02)
Preferred stock dividends	$(0.20)												$(0.13)

Net income (loss) applicable to common shareholders	$(0.15)												$0.31

Weighted average shares outstanding	8,477,571												12,599,011

VCG Holding Corp

Notes to Unaudited Pro Forma Combined Information

For the Year Ended December 31, 2005

The unaudited pro forma combined financial information gives effect to the following:

The unaudited pro forma combined financial information reflects the following adjustments:

(a)	To add the difference in interest expense for the acquisition loans as follows:

Consolidated Restaurants Limited, LLC	$66,392
Denver Restaurant Concepts, LP	446,108
MRC, LP	272,000
IRC, LP	357,000

$1,141,500

(b)	To eliminate the intercompany charges related to the acquired entities that are carried on the books of International Entertainment Consultants, Inc. (wholly owned subsidiary of VCG) as management fee income and carried as expenses on the books of the acquired entities:

Denver Restaurant Concepts, LP	$471,766
Kentucky Restaurant Concepts, Inc.	322,897
RCC, LP	334,411
Cardinal Management Partnership, LP	330,929
MRC, LP	401,166
IRC, LP	472,733

$2,333,902

(c)	To include the minority expense for minority interests of the acquired entities not purchased by VCG:

Denver Restaurant Concepts, LP	$72,489
RCC, LP	22,977
Cardinal Management Partnership, LP	31,829
IRC, LP	91,249

$218,544

(d)	To include income taxes:

Kentucky Restaurant Concepts, Inc.	$132,000
RCC, LP	34,400
Cardinal Management Partnership, LP	41,000
MRC, LP	36,500
IRC, LP	98,000
Regale, Inc.	649,000
Classic Affairs, Inc.	576,000

$1,566,900

(e)	To include deferred income taxes:

Kentucky Restaurant Concepts, Inc.	$90,500
RCC, LP	30,600
Cardinal Management Partnership, LP	11,800
MRC, LP	60,000
Regale, Inc.	181,000
Classic Affairs, Inc.	119,000

$567,400

(f)	To include adjustments for the acquisition of Regale, Inc. The adjustments are as follows:

• Fees paid for name use	$(248,750)
• Salary for owner	(624,046)
• Payroll taxes for owner	(38,843)
• Rent adjustment	194,000
• Interest expense	(74,771)
• Corporate management	106,250

Total reduction in expenses	$(686,160)

(g)	To include adjustments for the acquisition of Classic Affairs, Inc. The adjustments are as follows:

• Management fees paid	$(125,008)
• Salary & expenses for outside manager	(144,478)
• Payroll taxes for outside manager	(10,022)
• Rent adjustment	(114,073)
• Corporate management	36,250

Total reduction in expenses	$(357,331)

VCG Holding Corp.

Pro Forma Balance Sheet

March 31, 2007

	As Reported	Regale, Inc.	Classic Affairs, Inc.		Pro Forma Adjustments	Pro Forma
Assets
Current Assets
Cash & cash equivalents	$17,374,127	$537,488	$645,855	a,b,c&d	(12,904,109)	$5,653,361
Investments	5,037,764	—	—	d	(5,000,000)	37,764
Other receivables	159,294	5,547	39,769	a & c	(45,316)	159,294
Inventories	541,205	41,299	28,163	a,b,c&d	20,538	631,205
Prepaid expenses	318,805	—	—			318,805
Income taxes receivable	272,244		—			272,244

Total Current Assets	23,703,439	584,334	713,787			7,072,673

Property, Plant and Equipment
Property, plant and equipment	15,903,303	6,344,445	2,072,170	a,b,c&d	(3,540,421)	20,779,497
Less accumulated depreciation	2,229,116	2,237,456	1,790,260	a & c	(4,027,716)	2,229,116

Net equipment and leasehold improvements	13,674,187	4,106,989	281,910			18,550,381

Other Assets
Deposits	299,464	—	—	b & d	(150,000)	149,464
License costs	2,012,710	—	—	b & d	789,981	2,802,691
Loan Fees, net	115,449	—	—			115,449
Goodwill	29,417,520	—	—	b & d	11,550,000	40,967,520
Plans and drawings	75,628	—	—			75,628
Deferred offering costs	7,552	—	—			7,552

Total Other Assets	31,928,323	—	—			44,118,304

Total Assets	$69,305,949	$4,691,323	$995,697			$69,741,358

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable—trade	$343,567	$2,843	—	a	(2,843)	343,567
Accrued expenses	844,692	3,921	100,000	a & c	(103,921)	844,692
Deferred revenue	51,279	—	—			51,279
Current portion of capitalized lease	913,824	—	—			913,824
Current portion of long-term debt	2,695,610	2,535,481	—	a	(2,535,481)	2,695,610

Total current liabilities	4,848,972	2,542,245	100,000			4,848,972

Long-term Debt
Deferred income taxes	350,000	—	—			350,000
Capitalized lease	26,217	—	—			26,217
Long-term debt	23,804,287	—	—			23,804,287

Total long-term debt	24,180,504	—	—			24,180,504

Minority Interest Liability	737,604	—	—			737,604

Stockholders’ Equity
Common stock	1,687	1,000	50	a,b,c&d	(1,046)	1,691
Paid-in capital	40,965,436	1,193,246	26,167	a,b,c&d	(784,008)	41,400,841
Retained earnings	(1,428,254)	954,832	869,480	a,b,c&d	(1,824,312)	(1,428,254)

Total stockholders’ equity	39,538,869	2,149,078	895,697			39,974,278

Total Liabilities and Stockholders’ Equity	$69,305,949	$4,691,323	$995,697			$69,741,358

VCG Holding Corp

Notes to Unaudited Pro Forma Combined Information

Balance Sheet

March 31, 2007

(a)	To include adjustments for the acquisition of Regale, Inc. as an asset purchase.

(b)	To adjust for the allocation of the purchase price:

Inventory	$50,000
Fixed assets	4,000,000
License costs	282,538
Goodwill	6,300,000

$10,632,538

Cash	$10,327,131
Common Stock of VCG	305,407

$10,632,538

(c)	To include adjustments for the acquisition of Classic Affairs, Inc.

(d)	To adjust for the allocation of the purchase price:

Inventory	$40,000
Fixed assets	1,451,330
License costs	388,670
Goodwill	5,250,000

$7,130,000

Cash	$7,000,000
Common Stock of VCG	130,000

$7,130,000